Exhibit 10.71
AMENDMENT NO. 2
     This AMENDMENT NO. 2 (this “Amendment”), dated as of January 13, 2010, to AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of September 23, 2004, as amended by Amendment No. 1 dated as of November 3, 2005 (collectively, the “Agreement”), concerning VHS Holdings LLC (the “Company”), a Delaware limited liability company, is entered into by and among the Investor Members (as defined in the Agreement) and the Management Members (as defined in the Agreement).
     WHEREAS, the Investor Members and the Management Members originally entered into the Agreement in connection with consummation of the Merger;
     WHEREAS, currently all Units are represented by Security Certificates pursuant to the provisions of Section 5.4 of the Agreement;
     WHEREAS, the Investor Members and the Management Members wish to amend the Agreement to make the Units uncertificated for the convenience of the Members, and for the Company to keep track of the ownership of the Units by book entry kept by an appropriate Officer or Officers of the Company; and
     WHEREAS, the Investor Members and the Management Members now wish to amend Section 5.4 of the Agreement as set forth in this Amendment.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties to this Amendment hereby agree as follows:
     1. Capitalized Terms; Effective Date of this Amendment. Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are used in this Amendment as defined in the Agreement. This Amendment shall be effective on January 13, 2010.
     2. Amendment of Section 5.4 and Section 16.1. Section 5.4 of the Agreement entitled “Certificates; Legend” is hereby amended by deleting all of the text of Section 5.4 set forth in the Agreement and by replacing such deleted text with the new text for Section 5.4 set forth on Exhibit A to this Amendment, such new Section 5.4 to be entitled “Units Uncertificated”. Section 16.1 of the Agreement is hereby deleted by deleting the definition “Security Certificate” found in said Section 16.1. Exhibit A to the Agreement is hereby deleted.
     3. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY,THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument.
     5. References. Upon full execution of this Amendment, all references in the Agreement or in other documents related to the Agreement shall be deemed to be references to the Agreement as modified by this Amendment.
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

VHS HOLDINGS LLC

By:	/s/ Charles N. Martin, Jr.

Name:	Charles N. Martin, Jr.
Title:	Chairman & Chief Executive Officer

BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

	By:	Blackstone Management Associates IV L.L.C., as a General Partner

		By:	/s/ Neil Simpkins

		Name:	Neil Simpkins
		Title:	Managing Director

BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

	By:	Blackstone Management Associates IV L.L.C., as a General Partner

		By:	/s/ Neil Simpkins

		Name:	Neil Simpkins
		Title:	Managing Director

BLACKSTONE CAPITAL PARTNERS IV — A L.P.

	By:	Blackstone Management Associates IV L.L.C., as a General Partner

		By:	/s/ Neil Simpkins

		Name:	Neil Simpkins
		Title:	Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV — A L.P.

By:	Blackstone Management Associates IV L.L.C., as a General Partner

	By:	/s/ Neil Simpkins

	Name:	Neil Simpkins
	Title:	Managing Director

MORGAN STANLEY CAPITAL PARTNERS III, L.P.

MORGAN STANLEY CAPITAL INVESTORS, L.P.

MSCP III 892 INVESTORS, L.P.

By:	MSCP III, LLC, as General Partner of each of the limited partnerships named above

	By:	Metalmark Subadvisor LLC, as attorney-in-fact

		By:	/s/ M. Fazle Husain

		Name:	M. Fazle Husain
		Title:	Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.

MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.

MSDW IV 892 INVESTORS, L.P.

By:	MSDW Capital Partners IV, LLC, as General Partner of each of the limited partnerships named above

	By:	Metalmark Subadvisor LLC, as attorney-in-fact

		By:	/s/ M. Fazle Husain

		Name:	M. Fazle Husain
		Title:	Managing Director

/s/ Charles N. Martin, Jr.

Name: Charles N. Martin, Jr.

/s/ Phillip W. Roe

Name: Phillip W. Roe

/s/ Joseph D. Moore

Name: Joseph D. Moore

/s/ Ronald P. Soltman

Name: Ronald P. Soltman

/s/ Keith B. Pitts

Name: Keith B. Pitts

/s/ James H. Spalding

Name: James H. Spalding

/s/ Alan G. Thomas

Name: Alan G. Thomas

EXHIBIT A
     Section 5.4. Units Uncertificated.
          (a) The Units shall be uncertificated.
          (b) All certificates representing Units (“Unit Certificates”) outstanding on January 12, 2010, are hereby cancelled and deemed null and void as of 11:59 PM, central time, on January 12, 2010.
          (c) The Company shall maintain records for the ownership and for the transfer of Units by book entry, and shall:
     (i) keep at its principal place of business a register (the “Register”) in such form as it may determine, in which, subject to such reasonable regulations as it may prescribe, it shall evidence the registered owner of Units and of the transfers of Units from the registered owner of the Units; and
     (ii) ensure that all Units presented for transfer shall be effected by a written instrument of transfer in form acceptable to the Company and its counsel.
Notwithstanding anything contained herein to the contrary, the Company shall not be required to ascertain whether any transfer of Units complies with the registration provisions or exemptions from the Securities Act, the Exchange Act, applicable state securities laws or the Investment Company Act of 1940, as amended.
          (d) Prior to due presentment of a written instrument of transfer, the Company, or any agent or manager of the Company, may treat the person in whose name such Units is registered in the Register as the owner of the Units for the purpose of receiving distributions pursuant to this Agreement and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.